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                                                                  EXHIBIT 10.45


                       STORYSERVER(TM) SOFTWARE SCHEDULE

LICENSE SCHEDULE. This Schedule supplements and amends the Corporate Master Agreement or the End User License Agreement, as applicable (the "Agreement"), by and between Vignette Corporation ("Vignette") and the party identified below ("Client") to license the Software and purchase the services specified herein and to incorporate the additional terms set forth below. If the parties have not entered into a Corporate Master Agreement, the terms of Vignette's standard End User License Agreement shall apply to the license below. All of the terms and conditions of the relevant Agreement shall continue in full force and effect except as supplemented and/or amended by the terms of this Schedule.


Client: Digital Entertainment Network, Inc.

Shipping Address:

2230 Broadway, Santa Monica, CA 90404
Attn: Peter Luttrell 310-998-9200

Billing Address:

Same

1. LICENSES PURCHASED:

By executing this License Schedule, Client agrees to purchase and pay for the following licenses:

Product           Product Code      Product Description                       Fee         Qty.        Total
-------           ------------      -------------------                       ----        ----        -----
[*]               [*]               Fee for use of one copy of [*]            [*]          [*]        [*]
[*]                                 software with a [*] server
Server License

[*]               [*]               Fee for use of one copy of [*]            [*]          [*]        [*]
[*]               [*]               software for [*] does not depend
Server License                      on type of hardware used.

[*]               [*]               License allows serving of up to           [*]          [*]        [*]
License           [*]               [*] in a calendar day.

[*]               [*]               Allows [*] to use the [*] functions       [*]          [*]        [*]
[*]
License

LICENSE FEE SUBTOTAL:                           [*]
DISCOUNT*                                       [*]
DISCOUNT: [*]                                   [*]

TOTAL LICENSE FEES DUE UNDER THIS SCHEDULE:     [*]

*In consideration of this discount, Client agrees to reduce the number of [*] permitted under the [*] License listed above to [*] instead of the listed [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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2.   SERVICES PURCHASED.

By executing this License Schedule, Client agrees to purchase the services listed below:

--------------------------------------------------------------------------------------------------------------
PRODUCT              PRODUCT CODE            PRODUCT DESCRIPTION                  FEE         QTY       TOTAL
--------------------------------------------------------------------------------------------------------------
UPDATES AND            [*]           Includes web-based electronic             [*] of list      [*]     [*]
WEB-BASED                            technical support and all product            price
SUPPORT*                             Updates for one year from date of
                                     delivery of Software.

PHONE SUPPORT*         [*]           Allows one named user telephone-          [*]              [*]     [*]
                                     based support for the licenses
                                     purchased under this Schedule, Monday
                                     through Friday, [*] hours per day.
                                     Requires SS-SM to be purchased as
                                     well.

TRAINING               [*]           Developing StoryServer Software           [*]              [*]     [*]
                                     Content Delivery Applications -- per
                                     person -- 2 days

TRAINING               [*]           Developing StoryServer Software           [*]              [*]     [*]
                                     Content Management Applications --
                                     per person -- 2 days

--------------------------------------------------------------------------------------------------------------

         MAINTENANCE AND OTHER FEES DUE UNDER THIS SCHEDULE    [*]

Annual Maintenance fees are equal to [*] of the then-current list price for all licenses listed above.

TOTAL FEES DUE UNDER THIS SCHEDULE:                            [*]

3. Functional Area Restrictions. The Software is comprised of three primary functional areas: [*]. Each functional area is separately licensed by [*], and Client may use only the functionality that Client has specifically licensed and for which Client has paid the license fees as agreed.

     a. [*] License. A [*] is a server used to [*]. A [*] License grants Client the right to use the Software in [*] only to [*] based on the Software's templates and content wholly controlled by Client to be published through Client's [*] Server for one or more Internet, intranet or extranet sites wholly owned and controlled by Client. A [*] License does not grant Client the right to use the Software for [*] and/or [*] or to use the other functions of the Software.

     b. [*] License. A [*] Server is a server that is not used to [*], but is used for [*] purposes. A [*] Server License grant Client the right to use the Software only to [*] based on the Software's templates and content wholly controlled by Client. However, the [*] License does not grant Client the right to [*] through Client's [*] for any Internet, intranet or extranet sites. In addition, in order to use the features and functions of the [*] license, Client must purchase a [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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     c.   [*] License. A [*] License grants Client the right to permit the maximum number of authorized users specified on the applicable Schedule to create or modify templates for use with the Software. This license does not permit Client to use any functions of the Software other than the [*] functions.

4. Server Type Restrictions. The Software also is licensed by server type. If the price schedule above specifies a particular server type (Entry Level, Departmental or Enterprise), Client is restricted to using the Software on the server types specified, as they are defined in [*] then-current Server Type List (available on request).

5.   Page View Restrictions:

     a. The Software also is licensed with Page View restrictions. If Page View limits are included in the license terms specified above, Client may use the relevant license(s) only within the bounds of the Page Views specified (the Allowable Page Views) for such license. The license granted allows serving of up to the Allowable Page Views per day across all servers on which a copy of [*] software licensed with a page view restriction is installed. The highest number of page views purchased with this or any prior or subsequent license will govern all licenses purchased with Page View restrictions.

     b. Client shall monitor its Page Views on each of its servers each calendar day. If Client exceeds the specified Page Views for all [*] software-served sites, Client shall notify Vignette of such fact in writing within 10 calendar days. By exceeding the Allowable Page Views in any defined time limit for any particular license. Client shall, as of the date such Allowable Page Views were exceeded, be deemed to have purchased a Page View License Extension for such license and shall be obligated to pay for such Page View License Extension. (A Page View License Extension is a license to serve the number of Allowable Page Views for the appropriate increment of Allowable Page Views specified above.) Unless otherwise specified, such purchase of a Page View License Extension shall be at Vignette's then-current list price for such License Extensions.

     c. A "Page View" is defined as a Request (via HTTP GET, HTTP POST or successor methods) for an Object of mime-type text or html. A "Request" is a message sent over TCP/IP using the HTTP (or successor) protocol to ask for delivery of an Object from a web server. An "Object" is any element on a web server's file system that can be Requested.

6. Unless otherwise specified, terms defined in this Schedule apply throughout this Agreement. All applicable license terms and restrictions specified above are cumulative and apply to all applicable licenses purchased pursuant to this Schedule unless otherwise specified. If a fixed fee for Maintenance is specified above, Vignette may raise such fixed fee by no more than [*] per year for the duration of Maintenance service. Client shall have the right to discontinue all or part of the Maintenance service after the initial one-year term.

7. Client shall place the Vignette "Powered by Vignette" or similar type of logo ("Logo") and hot link provided by Vignette in the credits section of relevant video streams or technology partner page or page(s), the size, placement and prominence of which shall be negotiated in good faith within 90 days of execution of this Schedule and shall be subject to the trademark license terms contained in the Corporate Master Agreement to be negotiated between the parties.

8.   Other Special Terms and Conditions:

     a. The pricing and other consideration reflected in this Schedule are contingent upon Client's execution of this Schedule by 6:00pm Central Time on March 22, 1999.

     b. Client agrees to participate in preparing and releasing a joint press release with Vignette describing Client's decision to use the Software within 30 days after execution of this Schedule. Client further agrees to participate in preparing and releasing a joint press

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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          release with Vignette describing Client's use and application of the
          Software within 15 days after the "live" launch of major portions of Client's Internet, intranet and extranet sites for which the Software is used. Neither party shall issue a release or make a public statement regarding the foregoing until an initial press release is mutually approved.

     c. Vignette shall invoice Client for the fees and other charges due hereunder 30 days after execution of this Schedule. Client shall pay all fees and other charges due under this Schedule within 30 days after receipt of Vignette's applicable invoice.

     d. Vignette and Client agree to negotiate in good faith the terms of a Corporate Master Agreement.


Agreed to by:

VIGNETTE CORPORATION                      CLIENT

By [Signature Illegible]                  By  /s/ ALAN L. FRIEL
   ---------------------------------         ---------------------------------
(Signature)                               (Signature)

                                                Alan L. Friel
------------------------------------      ------------------------------------
(Name Typed or Printed)                   (Name Typed or Printed)

                                          General Counsel
Legal Counsel                             Executive VP Operations
------------------------------------      ------------------------------------
(Title)                                   (Title)

3/22/99                                   3/21/99
------------------------------------      ------------------------------------
(Date)                                    (Date)




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